THE INFORMATION MARKED BY * AND [ ] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                          SPONSORED RESEARCH AGREEMENT

This Agreement is made and entered into this first day of May, 1997 by and between the Board of Regents of the University of Nebraska doing business as the University of Nebraska Medical Center, 600 S. 42nd Street, Omaha, Nebraska, 68198 (hereinafter referred to as "Institution") and Progenitor, Inc. 1507 Chambers Road, Columbus, Ohio 4322-1566 (hereinafter referred to as "Sponsor").

WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to Institution and to the Sponsor, and will further the research objectives of the Institution in a manner consistent with its status as a non-profit, tax-exempt research institution,

NOW, THERFORE the parties agree as follows:

1. STATEMENT OF WORK. Institution agrees to use its best efforts to perform the Research Plan outlined in the proposal dated March 21, 1997 and in general conformance with the Proposal Budget and Research Plan which are incorporated into this Agreement by reference and attached hereto as
     Exhibit 1.

2. PRINCIPLE INVESTIGATOR. The research will be supervised by James, B. Turpen, Ph.D. If for any reason Dr. Turpen is unable to continue to serve as principle investigator, and a successor acceptable to both Institute and Sponsor is not available, this Agreement shall be terminated as mutually agreed.

3. PERIOD OF PERFORMANCE. The research shall be conducted during the period May 1, 1997 to April 30, 1998

4. CONSIDERATION. In consideration for the research to be conducted by the Principle Investigator and Institution during the first year of this Agreement, Sponsor will pay to Institution a total of [***]. Payment shall be made to Institution in four installments. The first installment shall equal [***] and shall be paid within thirty (30) days of the date of execution of this Agreement. The second, third and fourth installments shall each equal [***] and shall be paid on August 1, 1997, November 1, 1997 and February 1, 1998. Sponsor and Institution shall mutually agree upon and determine in writing any extensions to this Agreement and any associated research budget, no later than 60 days before the end of the term of this Agreement. All payments by Sponsor in consideration for research to be conducted by Principle Investigator and Center during extensions of this Agreement shall be made in equal quarterly payments on a quarterly basis beginning on the start date of each year and shall be in accordance with the research budget corresponding to each year as agreed between the Institution and Sponsor. Any equipment purchased pursuant to this Agreement shall be and shall remain the property of the Institution.

5. TERMINATION. Notwithstanding any other terms and conditions hereunder, this Agreement may be terminated by either party by written notification to the other party at least one-hundred eighty (180) days prior to the desired effective date of the termination. In the event of early termination by Sponsor for any reason except a material breach of this Agreement by Institution and principle Investigator, the Institution shall be entitled to payment of all expenditures or encumbrances that cannot be canceled and
     which were incurred prior to the termination date.   Further, upon early
     termination of this Agreement, Institution shall return to Sponsor all data and information obtained by Institution under this Agreement prior to the date of termination shall be returned to Sponsor. In addition, any materials provided to Institution by Sponsor under this Agreement shall be destroyed or returned to Sponsor, at Sponsor's option.

6. PUBLICATIONS. Institution will be free to publish results under this Agreement. A copy of


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

     each publication will be provided to the Sponsor forty-five (45) days prior to submission for publication to allow adequate time for the parties to identify and protect patentable subject matter. Notwithstanding the above, publication will be delayed until patent applications have been filed in the United States, provided the delay does not exceed sixty (60) days from the date the publication is submitted to the Sponsor.

7. REPORTS. The Institution will provide Sponsor with annual written reports within forty-five (45) days after (DATE) in each calendar year or after the date of termination. Reports will include review of progress on the Research Plan and a summary of activities during the preceding 12 months as well as revisions to the Research Plan and the projected budget for the next year. Institution and Principle Investigator will meet periodically with Sponsor to review the Research Plan and discuss the research progress. If the location of the meetings is outside of the Omaha, Nebraska area, Sponsor will pay travel expenses of Institution and Principle Investigator.

8. INTELLECTUAL PROPERTY. Title to any invention conceived or first reduced to practice in the performance of the Research Plan solely by any person(s) employed or otherwise appointed by Institution, or at any time by any person(s) at Institution whose salary and benefits are paid though financial support provided by Sponsor, shall remain with Institution.
     Title to any invention conceived or first reduced to practice jointly by Institution and by any employee(s) of Sponsor in the performance of the Research Plan shall be jointly owned by Institution and Sponsor. Sponsor shall have, and Institution hereby grants to Sponsor, a right of first refusal to acquire an exclusive license to Institution's rights in any invention conceived or first reduced to practice either (I) in the performance of the Research Plan by any person(s) employed or otherwise appointed by Institution, or (II) at any time by any person(s) whose salary and benefits are paid through financial support provided by Sponsor. The terms and condition of such license shall be negotiated in good faith between the parties and shall be consistent with the terms of license and consideration which are incorporated into this Agreement by reference and attached hereto as Exhibit 2. Sponsor may exercise such right of first refusal at any time during a period of ninety (90) days after the date of Sponsor's receipt of Institution's written notice describing an invention in detail. After such ninety (90) day period, the right of first refusal granted to Sponsor shall expire and Institution may grant rights to a third party under Institution's rights in any such invention without obligation to Sponsor.

9. USE OF NAMES. Neither party will use the name of the other in any advertising or other form of publicity without the prior written permission of the other.

10. CONFIDENTIAL INFORMATION. During the term of this Agreement both parties will exchange certain proprietary Confidential Information in connection therewith, either written or orally ("Information"). Both Sponsor and Institution agree to keep such Information strictly confidential; will not use such Information to reverse engineer or design around proprietary projects or products; and will not disclose Information to others without the express written permission of the other party; provided, however, they will not be prevented from using or disclosing information which:

     a) is now, or which hereafter, through no act or failure of the other party, becomes generally known or available;
     b)   is known by the other party at the time of receiving such Information
     c) is hereafter furnished to the other party by a third party who did not acquire such Information directly or indirectly form the other party; or
     d) is independently developed by the other party without knowledge of Information, and the recipient party can demonstrate or prove truth thereof.

11. NOTICES. Any notice required to be given or which shall be given under this Agreement shall be in writing delivered by first class mail addressed to the parties as follows:


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

     Progenitor, Inc.
     Vice President, Corporate Development
     1507 Chambers Road
     Columbus, Ohio  43212-1566

     Office of the Vice Chancellor for Academic Affairs
     University of Nebraska Medical Center
     3021 Eppley Science Hall
     Omaha, NE   68198-6810

     In the event notices, statements and payments required under this Agreement are sent by certified or registered mail by one party to the other party at its above address, they shall be deemed to have been given or made as of the date so mailed, otherwise as of the date received.

12. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors to substantially the entire business and assets hereto, provided the successor entity agrees in writing to abide by all the terms of this Agreement.

13.  GOVERNING LAW.   The validity and interpretation of the Agreement and the
     legal relation of the parties to it shall be governed by the laws of the State of Nebraska and the United States.

14. FORCE MAJEURE. Institution shall not be responsible to the Sponsor for failure to perform any of the obligations imposed by the Agreement, provided such failure shall be occasioned by fire, flood, explosion, lightning, windstorm, earthquake, subsidence of soil, failure or destruction, in whole or in part, of machinery or equipment failure or supply of materials, discontinuity in supply of power, governmental interference, civil commotion, riot, war, labor disturbance, transportation difficulties, labor shortage or any cause beyond the reasonable control of Institution

15. ENTIRE AGREEMENT. Unless otherwise specified, this Agreement embodies the entire understanding between Institution and Sponsor for this project, and any prior or contemporaneous representations, either written or oral are hereby superseded. No amendment or changes to this Agreement, including without limitation, change in the statement of work, total estimated cost, and period of performance, shall be effective unless made in writing and signed by authorized representative of the parties.


     For Institution                       For Progenitor, Inc.

     By: /s/ David A. Crouse, Ph.D.        By: /s/ Stephen J. Williams
         -----------------------------

     Title: Int. V. Chancellor for
                 Academic Affairs, UNMC    Title: V.P. Corporate Development
            ---------------------------

     Date:  4/16/97                        Date: 4/14/97
           --------------


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

                      EXHIBIT 1 - BUDGET AND RESEARCH PLAN
            USING XENOPUS TO IDENTIFY NOVEL GENES IMPORTANT IN EARLY
                            HEMATOPOIETIC DEVELOPMENT

                                 BUDGET PROPOSAL

           PERSONNEL                    SALARY        BENEFITS          TOTAL
           ---------                    ------        --------          -----

James Turpen, Ph.D. (.25 FTE)
Principal Investigator                  [***]          [***]             [***]

TBA (1.00 FTE)                          [***]          [***]             [***]
Research Technologist II

Equipment
  Pipette Grinder                       [***]
  Micromanipulators and stands (2)      [***]                            [***]

Supplies                                                                 [***]

Total Direct Costs                                                       [***]

Indirect Costs (15% of salaries)                                         [***]
                                                                      ----------

Total Costs                                                              [***]

               PROPOSAL FOR USING XENOPUS TO IDENTIFY NOVEL GENES
                  IMPORTANT IN EARLY HEMATOPOIETIC DEVELOPMENT

     Early hematopoietic development in Xenopus involves the induction of ventral mesoderm and the subsequent proliferation and differentiation of progenitor populations to yield the blood cell lineages. Although the growth requirements for definitive (fetal/adult) progenitors is regulated by hematopoietic cytokines, conditions that yield abundant primitive (embryonic) colonies have not been adequately defined.

     Bone morphogenetic protein-4 (BMP-4) has been shown to be necessary for ventral mesoderm induction in Xenopus and injection of BMP-4 RNA into fertilized eggs ventralizes the embryos. Overexpression of BMP-4 partially induces the erythroid program in isolated animal cap explant assays and this induction is enhanced in explants treated with mesoderm inducing factors such as activin or FGF. Expression of a dominant negative BMP-4 receptor (-BMP-4R) inhibits the erythroid program in explant assays and results in tadpoles lacking primitive blood cells. These data suggest that activin and FGF induce mesodermal differentiation and that BMP-4 stimulates hematopoietic development by patterning ventral mesoderm.

     We have used these insights to develop a rapid, reproducible and sensitive functional assay for identifying genes that play a role in early hematopoietic development in the Xenopus system. Furthermore, it has been shown that a several mammalian gene products (e.g. stem cell factor, bFGF, activin, TGF-6) function in this system. We propose to collaborate with Progenitor to use this system as a high throughput functional assay for genes important in early hematopoietic development.

GOALS

     To collaborate with Progenitor to develop the Xenopus system as a high through-put functional screen for genes from stage-specific cDNA expression libraries. The libraries and screens will focus on genes important to mesoderm and early hematopoietic development.

APPROACH

     Progenitor will prepare, or have prepared, these stage-specific cDNA libraries in the pcDNA3 expression vector. My laboratory will test interesting cDNA clones from these libraries in three functional Xenopus assays (e.g. developmental phenotype, animal cap cell morphology, animal cap gene expression). The assays will include testing the gene by itself, testing the gene in conjunction with BMP-4 and testing the gene in conjunction with activin or FGF. Any gene that induces a significant increase in erythroid development in these screens will be selected for further functional characterization and development by mutual agreement.

BUDGET (direct costs only):

     [***] (~2FTEs).  2 years

     Progenitor contributes the resources for generation of stage-specific libraries and all necessary sequencing (~4 FTEs)


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

                              EXHIBIT 2 TERM SHEET

LICENSE TERMS:

Grant: Worldwide, exclusive right and license, with the right to grant sub-licenses, under any and all intellectual property conceived and/or reduced to practice to make, use, offer to sell, sell and import inventions made under inventions relating to products and uses of gene sequences (full or partial), protein sequences (full or partial), antibodies, expression systems, DNA, RNA and anti-sense.

Field:                                     All fields without restriction

Term:                                      Expires on last to expire of valid
                                           patent claims

Intellectual Property:                     Filing, prosecution, enforcement, and
                                           defense responsibility of Progenitor.
                                           Patents to be filed in major market
                                           countries and prosecuted to obtain
                                           broad protection consistent with
                                           sound, prudent patent practice.
                                           Progenitor will provide Institution
                                           with copies of filings and
                                           correspondence relating to, and will
                                           consult with Institution on,
                                           prosecution activities.

Diligence:                                 Commercially reasonable efforts to
                                           achieve objective milestones leading
                                           to commercialization

Termination:                               By Institution:  For breach by
                                           Progenitor

                                           By Progenitor: For breach by
                                           Institution or upon 30-day notice

Grant-back:                                Patent applications and data revert
                                           to Institution upon termination of
                                           the license agreement by Progenitor

                                           For a period of one (1) year after
                                           the date of reversion of rights to
                                           Institution, Progenitor shall have a
                                           right of first refusal on third-party
                                           grant-backs of joint intellectual
                                           property to Institution

FINANCIAL TERMS:

Intellectual property costs and expenses:  Borne by Progenitor

Consideration:                             Joint Intellectual Property:
                                           Progenitor to pay to Institution
                                           [***] of any fees, royalties or
                                           other cash consideration actually
                                           received by Progenitor, excluding
                                           research and development support and
                                           equity investments.

                                           Institutional Intellectual Property:
                                           Progenitor to pay to Institution
                                           [***] of any fees, royalties or other
                                           cash consideration actually received
                                           by Progenitor, excluding research and
                                           development support and equity
                                           investments.


                                        6